SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                  June 19, 2002
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     1-16619                 73-1612389
  ------------------------    ------------------------    -------------------
  (State of Incorporation)    (Commission File Number)       (IRS Employer
                                                          Identification No.)



               Kerr-McGee Center
            Oklahoma City, Oklahoma                          73125
   ----------------------------------------                ----------
   (Address of principal executive offices)                (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 5.   Other Events
               On June 19, 2002, Kerr-McGee Corporation issued a press release announcing that it will hold a conference call on Wednesday, June 26, 2002, at 11:00 a.m. (ET), to discuss its interim second-quarter 2002 operating and financial activities and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 212-896-6011. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Press Release dated June 19, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KERR-MCGEE CORPORATION


                                   By: (John M. Rauh)
                                      --------------------------------
                                        John M. Rauh
                                        Vice President and Controller

Dated: June 20, 2002